1933 Act Registration No. 33-14949
1940 Act File No. 811-5198

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ---------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                 UNDER THE SECURITIES ACT OF 1933           ( )
                 Pre-Effective Amendment No.                ( )
                 Post-Effective Amendment No. 15 FN1        (X)
                                     and/or
                             REGISTRATION STATEMENT
                UNDER THE INVESTMENT COMPANY ACT OF 1940     (X)
                                Amendment No. 14
                                    --------
       G R A D I S O N   C U S T O D I A N   T R U S T
Exact Name of Registrant as Specified in Declaration of Trust)

580 Walnut Street, Cincinnati, Ohio  45202
Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (513) 579-5700
Copy to:
Bradley E. Turner                         RICHARD M. WACHTERMAN
Gradison Division of McDonald &           Gradison Division of McDonald &
Company Securities, Inc.                  Company Securities, Inc.
580 Walnut Street                         580 Walnut Street
Cincinnati, Ohio  45202                   Cincinnati, Ohio  45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
                 / / immediately upon filing pursuant to paragraph (b)
                 /X/ on April 28, l997, pursuant to paragraph (b)
                 / / 60 days after filing pursuant to paragraph (a)
                 / / on ___________ pursuant to paragraph (a) of rule 485

Registrant has heretofore registered an indefinite number of shares of beneficial interest, without par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice was filed on February 26, l997.
===============================================================================
FN1 Amendment #1, which was filed on March 11, 1988, was erroneously identified as Post-Effective Amendment #4. All subsequent Post-Effective Amendments were consecutively numbered beginning with #5. No Post-Effective Amendments numbered 1 through 3 were filed.

                            GRADISON CUSTODIAN TRUST
                             Cross-Reference Sheet
                   Pursuant to Item 501(b) of Regulation S-K
                        Under the Securities Act of 1933

Form N-1A
Item Number                                     Location in Prospectus
 1. Cover Page . . . . . . . . . . . . . . . . Cover Page
 2. Synopsis . . . . . . . . . . . . . . . . . Expense Summary
 3. Condensed Financial Information  . . . . . Financial History Summary;
                                                Performance Calculations
 4. General Description of Registrant . . . . .How the Fund Invests;
                                                General Information
 5. Management of Fund . . . . . . . . . . . . Management of the Fund,
                                                Cover
 6. Capital Stock and Other Securities . . . . Distributions; Taxes
 7. Purchase of Securities Being Offered . . . How to Purchase Shares
 8. Redemption or Repurchase . . . . . . . . . How to Redeem Shares;
                                                Redemptions Through
                                                Gradison and Other Dealers
 9. Pending Legal Proceedings . . . . . . . .      *

                                              Location in Statement
                                              of Additional Information

10. Cover Page . . . . . . . . . . . . . . . . Cover Page
11. Table of Contents. . . . . . . . . . . . . Table of Contents
12. General Information and History   . . . . .      *
13. Investment Objectives and Policies.  . . . Investment Policies and
                                                Restrictions; Portfolio
                                                Transactions
14. Management of the Fund  . . . . . .. . . . Trustees and Officers of
                                                the Trust
15. Control Persons and Principal Holders
     of Securities  . . . . . . . . . . . . . .      *
16. Investment Advisory and Other Services. . . Investment Adviser
17. Brokerage Allocation and Other Practices    Portfolio Transactions
18. Capital Stock and Other Securities. . . . .      *
19. Purchase, Redemption and Pricing of
     Securities Being Offered . . . . . . . . . Purchase of Shares;
                                                 Redemption of Shares; Net
                                                 Asset Value
20. Tax Status. . . . . . . . . . . . . . . . . Taxes
21. Underwriters. . . . . . . . . . . . . . . . Master Distribution
                                                 Agreement
22. Calculation of Yield Quotations of Money
     Market Funds . . . . . . . . . . . . . . .      *
23. Financial Statements. . . . . . . . . . . . Financial Statements and
                                                 Accountants

                                GRADISON
                         GOVERNMENT INCOME FUND
                    PROSPECTUS DATED APRIL 28, 1997

Gradison Government Income Fund (the "Fund") seeks high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government. The Fund currently invests only in securities which are guaranteed by the full faith and credit of the U.S. Government, and repurchase agreements collateralized by such securities.
The Fund will notify shareholders of any change in this policy at least 30 days prior to such a change. McDonald & Company Securities, Inc.
("McDonald"), through its Gradison Division ("Gradison"), is the investment adviser and principal underwriter for the Fund. The net asset value and yield of the Fund will fluctuate depending on market conditions and other factors.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated April 28, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at 580 Walnut Street, Cincinnati, Ohio 45202 or by calling the phone numbers provided below, and may be accessed along with other related materials at the internet web site of the SEC (http://www.sec.gov).

For all information (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999 toll free.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)
Maximum sales load imposed on purchases          2.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                   .50%
12b-1 Fees                                        .25%
Other Expenses                                    .15%

TOTAL FUND OPERATING EXPENSES                     .90%


Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:

------------------------------------------------------
     1 Year     3 Years      5 Years       10 Years
------------------------------------------------------
      $ 29       $ 48         $ 69          $ 129
------------------------------------------------------

*The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions" and "Management of the Fund.")

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The table below presents the financial highlights of the Fund's operations. It expresses the information in terms of a share outstanding throughout each period. The financial highlights for the years ended December 31, 1992 and thereafter have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their unqualified report which appears in the Statement of Additional Information. The financial highlights for periods ended prior to December 31, 1992 were audited by other accountants.


                                                                       YEAR ENDED DECEMBER 31,
                                                                       -----------------------
                                1996       1995      1994      1993      1992      1991      1990      1989      1988     1987(1)
                                ----       ----      ----      ----      ----      ----      ----      ----      ----     -------
Net asset value at
 beginning of period           $13.214    $12.018   $13.373   $13.327   $13.553   $12.933   $13.027   $12.654   $12.946   $12.500
                               -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
 Net investment income            .778       .786      .755      .749      .856      .947     1.015     1.057      .991      .184
 Net realized and
  unrealized gain
  (loss) on investments          (.340)     1.232    (1.244)     .239     (.050)     .785      .061      .481     (.094)     .457
                               -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total income (loss) from
 investment operations            .438      2.018     (.489)     .988      .806     1.732     1.076     1.538      .897      .641
                               -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From net investment income     (.768)     (.787)    (.779)    (.738)    (.859)    (.946)   (1.026)   (1.050)    (.990)    (.181)
  In excess of net investment
  income                            --         --     (.013)       --        --        --        --        --        --        --
  From realized capital gains       --         --     (.053)    (.204)    (.173)    (.166)    (.144)    (.115)    (.199)    (.014)
  From paid-in capital              --      (.035)    (.021)       --        --        --        --        --        --        --
                               -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions
 to shareholders                 (.768)     (.822)    (.866)    (.942)   (1.032)   (1.112)   (1.170)   (1.165)   (1.189)    (.195)
                               -------    -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value at end
 of period                     $12.884    $13.214   $12.018   $13.373   $13.327   $13.553   $12.933   $13.027   $12.654   $12.946
                               =======    =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return (2)                  3.51%     17.20%    (3.69%)    7.52%     6.29%    14.08%     8.79%    12.75%     7.12%     4.99%
                               =======    =======   =======   =======   =======   =======   =======   =======   =======   =======
Ratios/Supplemental data:
Net assets at end of period
 (in millions)                  $162.9     $185.4    $184.0    $266.0    $210.9    $151.8    $ 78.0    $ 40.3    $ 25.3    $  6.7
Ratio of expenses to average
 net assets (3)                    .90%       .92%      .90%      .90%      .94%      .99%     1.08%     1.22%     1.25%     1.25%
Ratio of net investment in-
 come to average net assets (3)   6.06%      6.19%     6.03%     5.48%     6.39%     7.33%     8.13%     8.27%     8.12%     7.74%
Portfolio turnover rate          13.33%     15.84%    20.91%   133.88%    83.36%   108.08%    70.98%   173.86%    89.63%    25.09%



On October 4, 1991, McDonald & Company Securities, Inc. became investment adviser of the Fund as a result of a merger with Gradison & Company Incorporated.

(1) The Fund commenced operations on September 16, 1987.

(2) Total return is based upon an initial investment purchased without a sales charge. Total return for the year ended December 31, 1987 represents the actual return from September 16, 1987, the date of the Fund's initial public offering, through December 31, 1987 and has not been annualized.

(3) For each of the periods prior to January 1, 1989, the Fund's investment adviser reimbursed the Fund for the amount by which aggregate expenses for the period exceeded 1.25% of the Fund's average daily net assets. Without such reimbursement, the ratios of expenses to average net assets and net investment income to average net assets would have been 1.58% and 7.78%, respectively, for the year ended December 31, 1988, and 2.98% and 6.01%, respectively, for the period ended December 31, 1987.

(4) Annualized.

INVESTMENT OBJECTIVE

The investment objective of the Fund is high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government. This objective cannot be changed without the approval of a majority of the Fund's outstanding shares. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objective.

RISK FACTORS AND FOR WHOM THE FUND MAY BE APPROPRIATE

Gradison Government Income Fund is designed for investors seeking high current income from a portfolio of U.S. Government securities. Although the securities in the Fund's portfolio are guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, the market value of these securities upon which the daily net asset value of the Fund is based may fluctuate because of such factors as changing interest rates. In general, prices of fixed income debt obligations fall when interest rates rise and vice versa. Additionally, mortgage backed securities are subject to prepayment risk. As a result, the price per share you receive upon redemption may be more or less than the price you paid for the shares. The dividends per share paid by the Fund will also vary.

The Fund may be appropriate for investors seeking income from U.S. Government securities who can accept the fluctuations in the value of Fund shares inherent in investment in the intermediate and long-term debt securities in which the Fund invests, as described below. The Fund has a higher risk level and yield/return potential than fixed income funds of shorter maturity, including money market funds. The Fund has a lower risk level and yield/return potential than fixed income investments with lower grade securities and/or longer maturities, and as compared to equity investments.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

The Fund invests in securities issued by the U.S. Government or its agencies or instrumentalities. The Fund may also hold a portion of its assets in cash and repurchase agreements collateralized by securities eligible for purchase by the Fund. The Fund invests in U.S. Treasury bonds, notes and bills, and securities issued by various agencies or instrumentalities of the U.S. Government. Depending on Gradison's assessment of market conditions, the Fund may invest a substantial portion of its assets in obligations of the Government National Mortgage Association, called "GNMAs" or "Ginnie Maes." On December 31, 1996, the average weighted maturity of the Fund's portfolio was 5.33 years.

GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund will primarily purchase "modified pass-through" type GNMA Certificates, but may also purchase "variable rate" GNMA Certificates, project note GNMA's, or any other type of GNMA security. GNMA provides its commitment to guarantee timely scheduled payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. This commitment is backed by the full faith and credit of the U.S. Government.

When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or as a result of foreclosure, such principal payments are passed through to the Certificate holders (such as the Fund). Accordingly, the life of a GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayments, it is not possible to predict with certainty the life of a particular GNMA Certificate, but Federal Housing Administration statistics indicate that 25 to 30 year single-family dwelling mortgages have a considerably shorter average life of approximately 8 to 12 years.

GNMA securities may offer yields higher than those available from other kinds of government securities, but because of the risk of prepayment of the underlying mortgages, they may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is generally caused by the need to reinvest prepayments of principal and the possibility of unscheduled payments resulting from a decline in mortgage rates. As a result, GNMA securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities, while having a comparable risk of decline during periods of rising interest rates. Since GNMAs purchased or trading at a premium pay a fixed rate of interest which exceeds the prevailing level of yields in the marketplace, the premium is not guaranteed and a decline in the value to par may result in a loss of the premium.

The Fund also invests in other obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years. These instruments may be either direct obligations of the Treasury (such as U.S. Treasury notes or bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, some are backed by the full faith and credit of the U.S. Government (such as obligations of the Farmers' Home Administration and Maritime Administration Title XI Ship Financing bonds), others are backed only by the limited right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank bonds), others (such as those of the Federal National Mortgage Association) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and others (such as those issued by the Federal Farm Credit Bank System) only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to such agencies or instrumentalities in the future, to the extent it is not obligated to do so by law. The Fund will invest in such obligations only when it is satisfied that the credit risk is minimal. The Fund currently invests only in securities which are guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such securities. The Fund will notify shareholders of any change in this policy at least 30 days prior to such a change.

Gradison seeks to maintain a portfolio that will be responsive to changes in economic trends and developments. Gradison actively makes portfolio adjustments that reflect this investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, trade the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

OTHER INVESTMENT PRACTICES
The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. Except as specifically noted, these practices are not fundamental policies and may be changed without a shareholder vote.

WRITING OPTIONS: The Fund may write covered call options, that is sell options on securities the Fund owns, as a means of increasing the yield on its portfolio. A person buying a call option from the Fund has the right to buy the security on which the option is written for a specified period of time at a price agreed to when the Fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Fund writes a call option on one of its portfolio securities, if the underlying securities do not reach a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised. Whenever an option is exercised, the Fund will not participate in any increase in the price of the underlying securities beyond the exercise price of that option. When the Fund sells covered call options, it receives a cash premium which can be applied in whatever way is deemed to be most advantageous to the Fund. The Fund does not engage in options transactions for speculative purposes.

CLOSING OPTIONS TRANSACTIONS: In order to avoid the exercise of an option written by it, the Fund may purchase an option having the same terms as the option written by it. The Fund will not purchase options in an amount in excess of 5% of the Fund's total assets. In the case of an option purchased on an exchange, this is called a "closing purchase transaction" and has the effect of extinguishing the option writer's obligation under the option. Depending on the price which the Fund pays to purchase the option and the premium it received to write the option, it may realize a profit or loss on the transaction. In the case of an option purchased over-the-counter, such a transaction does not actually extinguish the Fund's obligation under the option unless the transaction is with the same broker-dealer as the original option. The economic effect is the same, except that the Fund bears the risk that the broker-dealer which wrote the option the Fund purchased will fail to meet its obligations. There can be no assurance that the Fund will always be able to close out option positions at acceptable prices. In such a case, the Fund will deliver the underlying securities from its portfolio.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS: The Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate itself to purchase or sell securities with delivery and payment to occur at a later date. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Fund with respect to securities purchased on a when issued or delayed delivery basis until delivery and payment take place. Such securities are subject to market fluctuation and the yields on securities so purchased may be lower than those available in the market at the time of delivery. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. The Fund will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with domestic banks and investment securities dealers which Gradison believes present minimal credit risks. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreements and, for repurchase agreements that mature in more than one day, the seller will have agreed that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Fund will monitor this value on a daily basis, and the securities subject to repurchase will be held by the Fund's custodian (or subcustodian) in a segregated account. In determining whether to enter into a repurchase agreement, the Fund will take into account the credit-worthiness of the other party to the transaction. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of duration of seven days or less in an amount not exceeding 25% of the net assets of the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 10% of the Fund's assets.

BORROWING: The Fund may not borrow money except from banks as a temporary measure for extraordinary purposes or emergency purposes, and then only in amounts not exceeding 10% of the total assets of the Fund. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities. This restriction may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

PORTFOLIO MANAGER
Michael J. Link, Executive Vice President of the Fund, has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. He is also Senior Vice President of Gradison with responsibility for fixed income trading and investment management.

PURCHASES AND REDEMPTIONS

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by bringing or mailing funds to Gradison or McDonald. Checks should be made payable to the order of "Gradison Government Income Fund" and should be accompanied by your account name and account number (if the number has been assigned). A completed Account Information Form must accompany or precede the initial purchase. The minimum investment required to open an account is $1,000 and additional investments must be at least $50. These minimums may, however, be waived for certain group purchases. Purchase orders become effective when the Fund receives the necessary information about your account and provision for payment has been made. Provision for payment is made either when payment to the Fund has been made or when Gradison or McDonald has placed a purchase order for an investor. Shares begin earning dividends on the business day after the Fund receives payment for shares purchased. No share certificates will be issued. Share purchases are confirmed by issuance of account statements. Shares are sold at the public offering price based on the net asset value next determined after the Fund receives your order. The Fund receives the net asset value from purchases. The sales charge is retained by McDonald.

The Fund sells shares without a sales charge to: the trustees (and their families) of any investment company as to which Gradison or McDonald acts as investment adviser, current and retired employees of Gradison or McDonald and affiliates (and their families). The Fund's shares are available without a sales charge to individual employee accounts of 401(k) retirement plans, Simplified Employee Pension ("SEP") Individual Retirement Accounts ("IRA") or other employer sponsored individual employee account plans with 10 or more employees investing in the Fund, and SEP IRA "Salary Reduction" plans. The Fund also sells shares without a sales charge to investment advisory accounts managed by Gradison or McDonald, to IRA rollover accounts directly and simultaneously transferred from qualified retirement plans in connection with a company sponsored group presentation to 10 or more qualified employees, to bank or trust company trust accounts, and to accounts of financial institutions or broker-dealers that charge account management fees, provided the distributor has entered into an agreement with respect to such accounts.

Investors may purchase shares of the Fund without payment of a sales charge to the extent that the investment represents the proceeds of a redemption of any other mutual fund's shares, the purchase of which involved an initial sales charge. Additionally, investors may purchase shares of the Fund without payment of a sales charge to the extent that the investment represents the proceeds of a redemption of any other mutual fund, except a Gradison fund or a money market fund, so long as the investor has been invested in such fund for at least one year prior to the purchase of Fund shares. Investors must inform Gradison or McDonald of their eligibility for these no sales charge purchases and provide appropriate documentation to demonstrate their eligibility. Call Gradison or McDonald for details.

The public offering price is the net asset value plus a sales charge. The sales charge varies depending on the size of the purchase. The current sales charges are:



                                                   TOTAL SALES CHARGE                  AMOUNT OF SALES CHARGE
                                          ----------------------------------------      REALLOWED TO DEALERS
SIZE OF TRANSACTION                       AS PERCENTAGE OF        AS PERCENTAGE OF       AS A PERCENTAGE OF
AT OFFERING PRICE                          OFFERING PRICE         NET ASSET VALUE          OFFERING PRICE
Less than $100,000                              2.00%                   2.04%                   2.00%
$100,000 or more but less than $250,000         1.50%                   1.52%                   1.50%
$250,000 or more but less than $500,000         1.00%                   1.01%                   1.00%
$500,000 or more                                0.00%                   0.00%                   0.00%

Within six months of a redemption of shares of the Fund, shareholders may reinvest all or part of the redemption proceeds in shares of the Fund without the payment of a sales charge. The amount which may be reinvested is limited to an amount up to the redemption proceeds. In order to exercise this privilege, you must make a written request for reinstatement which must accompany the reinvestment. Gradison, McDonald and the Fund do not assume any responsibility for your receipt of the reinvestment privilege in the absence of such written notice from you, or for ensuring that you provide such written notice. This reinstatement privilege can be exercised only once for all or a portion of the shares redeemed. The tax treatment of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified by a reinvestment in the Fund within 30 days before or after the redemption. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund within 90 days of the payment of the sales charge, the shareholder's basis in the Fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption. The Fund may amend or cease offering this privilege at any time as to shares redeemed after the date of such amendment or change.

QUANTITY DISCOUNTS
You may be entitled to reduced sales charges through a combination of investments, rights of accumulation, or a Letter of Intent, even if you do not make an investment of a size that would normally qualify you for a quantity discount. YOU MUST NOTIFY GRADISON OR MCDONALD IN WRITING
WHENEVER A QUANTITY DISCOUNT IS APPLICABLE TO YOUR PURCHASE AND, IF NECESSARY, PROVIDE SUFFICIENT INFORMATION TO VERIFY THAT YOUR PURCHASE QUALIFIES FOR A DISCOUNT. UPON SUCH NOTIFICATION, YOU WILL RECEIVE THE LOWEST APPLICABLE SALES CHARGE. GRADISON, MCDONALD, AND THE FUND WILL NOT
BE RESPONSIBLE FOR FAILURE TO OBTAIN SUCH A QUANTITY DISCOUNT IN THE
ABSENCE OF SUCH NOTIFICATION. Quantity discounts may be modified or terminated at any time. The purchases and share balances of all accounts managed by a particular investment adviser may be aggregated for purposes of determining the quantity discounts described below. For more information about quantity discounts, contact Gradison or McDonald.

1. COMBINATION OF INVESTMENTS. You may combine your purchase of shares of the Fund on any day with purchases of shares of the Fund or any other Gradison fund sold with a sales charge made by you, your spouse and your children under the age of 21 to qualify for a quantity discount. The aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan or IRA, or the aggregate investment of a trustee or other fiduciary, established for the benefit of you or any of the individuals described above may also be considered in determining whether a reduced sales charge is available.

2. RIGHTS OF ACCUMULATION. In determining the sales charge to be paid for your current purchase, you may combine your current purchase with the current public offering price of shares of the Fund or any other Gradison fund sold with a sales charge (or the original amount invested, whichever is greater) that are owned by you, your spouse, your children under the age of 21, or a trustee or custodian of any qualified pension or profit sharing plan or IRA, or the aggregate investment of a trustee or other fiduciary, established for the benefit of you or any of the individuals described above.

3. LETTER OF INTENT. You may qualify for a reduced sales charge immediately by stating your intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge. You may do this by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment you want included under your Letter of Intent. Each investment you make after signing the Letter of Intent will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. A Letter of Intent will apply to all Gradison funds sold with a sales charge.

When you sign a Letter of Intent, Fund shares purchased by you with a value of 3% of the amount you specify in the Letter of Intent will be restricted, that is, these shares cannot be sold or redeemed until the Letter of Intent is satisfied or the additional sales charges have been paid. If the total purchases you make under the Letter of Intent, less redemptions, equal or exceed the amount you specify in the Letter of Intent, the shares will no longer be restricted. If the total purchases, less redemptions, exceed the amount you specify, and qualify you for further quantity discount, Gradison will, at your request, make a retroactive sales charge adjustment and will apply the adjustment amount to purchase additional shares of the Fund for your account at the next computed price. (See "Letters of Intent" in the Statement of Additional Information for an example of the operation of this feature.) If you do not complete your purchases under the Letter of Intent, your sales charge will be adjusted upward, and if after written notice you do not pay the increased sales charge, restricted shares will be redeemed to pay such charge.

HOW TO REDEEM SHARES
You may redeem shares of the Fund without charge or penalty by sending a written redemption request to the Fund identifying the account name and number and the number of shares or dollar amount to be redeemed. You may redeem shares by telephone and have the proceeds of your redemption mailed to the address on the Fund's records. All redemptions are effected at the next net asset value calculated after the Fund receives the redemption request in good order. The Fund normally makes payment for redeemed shares within one business day, and, except in extraordinary circumstances, within seven days after receipt of a properly executed redemption request. Shareholders may make special arrangements for wire transfer of redemption proceeds by contacting the Fund in advance of a contemplated share redemption. The Fund reserves the right to delay payment for the redemption of shares where the shares were purchased with a personal check, but only until the purchase payment has cleared, which may take up to 15 days from the day the check is received by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire, cash, or other immediately available funds.

The Fund, Gradison, McDonald, and their trustees, directors, officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses resulting from unauthorized instructions. Investors who maintain brokerage accounts with Gradison or McDonald may redeem shares of the Fund through their Gradison or McDonald Investment Consultants. Telephone transactions are available to all shareholders automatically.

All redemption information and authorizations (except those effected by Gradison or McDonald) should be mailed or delivered to Gradison Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. (This situation has never occurred in the Fund's history.) In the event of such a situation, you can mail or personally deliver a written redemption request to the Fund's offices. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

EXCHANGES
As a shareholder, you have the privilege of exchanging shares of a Gradison fund for shares of any other Gradison fund and for shares of certain other Federal and Federal/Ohio tax-free or municipal income money market funds. There is presently no fee for exchanges. If you exchange into a fund with a sales charge, you pay the percentage difference between the fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

Before making an exchange, you should read the prospectus of the fund in which you are investing, which is available upon request. An exchange may not be made to a fund unless the shares of such fund are registered for sale in the state in which you reside. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' notice.

NET ASSET VALUE

The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business.

Fixed-income securities are valued by using market quotations, prices provided by market makers or pricing services, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost. Other assets are valued at fair value as determined pursuant to procedures approved by the Board of Trustees.

OPTIONAL SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN
You may arrange for a fixed amount of money to be transferred automatically on a regular basis from your bank or other depository account to your Fund account. For additional information, obtain the Gradison Automatic Investment Plan form from the Fund.

MONTHLY DISTRIBUTION PLAN
You may elect (on the Account Information Form) to automatically receive cash payments of dividends and/or capital gains distributions. (For this purpose, short-term capital gains distributions are considered dividends.) You may change or terminate this option at any time by written notice to the Fund.

AUTOMATIC PAYMENT PLAN
If your account has a value of at least $10,000, you may elect (on the Account Information Form) to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to you or anyone specified on the form. You may change or terminate this option at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, the Plan should not be used for time-sensitive payments. Investors utilizing the Automatic Payment Plan should be aware that each payment constitutes a redemption for tax purposes.

DISTRIBUTIONS

The Fund declares dividends from net investment income daily, immediately prior to the close of business. These dividends are credited to fully paid shares of record at the time of declaration. (Fund shares begin earning dividends on the business day after the Fund receives payment for the purchase of such shares.) Dividends representing the amounts credited to Fund shares are paid monthly.

Distributions of all or a portion of net realized short-term capital gains, if any, will be declared and paid on a monthly basis on all shares of record on established record dates. Net realized long-term capital gains, if any, will be distributed at least annually. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year.

Unless you select the Monthly Distribution Plan, all income dividends and net realized capital gain distributions are automatically reinvested in additional shares at the net asset value of such shares on the date the distributions are payable. THERE IS NO SALES CHARGE FOR SHARES ISSUED IN THIS MANNER. The Fund acts as its own transfer and dividend disbursing agent.

TAXES

If your account is not a tax-deferred retirement account or exempt from taxation, the dividends you receive from the Fund, including any net realized short-term capital gains, will be taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long-term capital gains, regardless of how long you have held shares of the Fund. The taxability of distributions is not affected by whether you receive the distributions in additional shares or have them sent to you in cash. Each shareholder will receive, on an annual basis, a statement of the federal tax consequences of all distributions.

Fund distributions that represent interest income from certain U.S. Government securities are tax-exempt at most state and local levels. Since the taxability of the Fund's distributions at state and local levels will vary, prospective shareholders are urged to consult their own tax advisers regarding state and local tax consequences.

The foregoing is only a summary of some important generally applicable federal and state income tax provisions in effect as of the date of this Prospectus; see the Statement of Additional Information for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor.

GENERAL INFORMATION

Gradison Government Income Fund is a diversified series of the Gradison Custodian Trust (the "Trust"), which is an Ohio business trust organized under the laws of the State of Ohio by a Declaration of Trust dated June 3, 1987, as amended, and is registered with the Securities and Exchange Commission as an open-end management investment company. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. As an Ohio business trust, the Trust is not required to hold annual shareholder meetings, although special shareholder meetings may be called for purposes such as electing or removing trustees. Special meetings shall be called upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust. At the present time, the Gradison Government Income Fund is the only series of the Trust authorized. Shareholder inquiries should be directed to the phone numbers or address of the Fund listed on the first page of this Prospectus.

MANAGEMENT OF THE FUND

The Trust's Board of Trustees is responsible for the direction and supervision of the Fund's operations. McDonald is a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114. Subject to the authority of the Board of Trustees, Gradison manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. McDonald is an investment adviser and a securities broker-dealer.
McDonald, through Gradison, has been an investment adviser since 1976.

For the year ended December 31, 1996, McDonald received: a fee of .50% of average net assets of the Fund as compensation for investment advisory services provided to the Fund; $59,036 as cost reimbursement for shareholder and other services provided to the Fund; and a fee of $.6875 per month per shareholder account for providing data processing services to the Fund, plus charges for shareholder statement printing.

Under the terms of a distribution service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays McDonald a service fee at the annual rate of .25% of the average daily net assets of the Fund. Such fee is calculated on a daily basis and paid monthly. The service fee is paid as compensation to McDonald for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts.
McDonald may use the fee to make payments to authorized dealers or other financial intermediaries, including itself, for providing these services to Fund shareholders. McDonald may also make other payments to dealers or other financial intermediaries in connection with their clients' investments in the Fund.

INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Fund may be purchased in conjunction with an IRA which may also be used with a Gradison or McDonald self-directed brokerage account. Detailed information concerning IRA accounts is available from the Fund by calling the phone number listed on the first page of this Prospectus.

PERFORMANCE CALCULATIONS

From time to time the Fund may advertise its "yield" and "total return." Both yield and total return figures are based on historical figures and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income per share during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of the six-month period.

The total return of the Fund (including the effect of deduction of the maximum 2% sales charge) refers to the average annual compounded rate of return over specified time periods (which periods will be stated in the advertisement) that would equate an initial amount of money invested in the Fund (prior to deduction of the sales charge) at the beginning of a stated period to the ending redeemable value of the investment. The Fund may also calculate total returns which assume that no sales charge was paid on the initial investment, total returns for single-year time periods, aggregate total returns over various time periods, and the aggregate value of an investment made in the Fund over various time periods. The Fund may also compare its performance with the performance of various securities indices or combinations of indices. Any of the calculations may be presented in tabular or graph formats. The calculations of total return and aggregate values assume the reinvestment of all dividends and distributions in additional Fund shares.

The Fund may also advertise performance rankings assigned to it by organizations which evaluate mutual fund performance such as Lipper Analytical Securities Corp. It may also advertise "ratings" assigned to it by organizations such as Morningstar, Inc.

The Fund's Annual Report to Shareholders contains additional performance information and will be made available without charge upon request by telephone to the phone number listed on the cover of this Prospectus.


                           TABLE OF CONTENTS
Expense Summary                   1           Net Asset Value                       9

Financial Highlights              2           Optional Shareholder Services         9

Investment Objective              3           Distributions                        10

Risk Factors and for Whom the                 Taxes                                10
Fund May be Appropriate           3
                                              General Information                  11
How the Fund Pursues
its Objective                     3           Management of the Fund               11

Purchases and Redemptions         6           Individual Retirement Accounts       11

                                              Performance Calculations             11

                                 [LOGO]

                        GRADISON   *   McDONALD
                        M u t u a l   F u n d s

                        ------------------------

               580 Walnut Street, Cincinnati, Ohio 45202
                     (513) 579-5000 (800) 869-5999

                        GRADISON GOVERNMENT INCOME FUND

                            GRADISON CUSTODIAN TRUST


___________________________________________________________________________


                            STATEMENT OF ADDITIONAL

                                  INFORMATION

___________________________________________________________________________


                             For information, call:
                         579-5700 from Cincinnati, Ohio

                Toll free (800) 869-5999 from outside Cincinnati

               Information may also be obtained from the Fund at:
                               580 Walnut Street
                            Cincinnati, Ohio  45202

___________________________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April 28, 1997, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.


The date of this Statement of Additional Information is April 28, 1997.

------------------------------------------------------------------------------
CONTENTS
------------------------------------------------------------------------------

                                             Page  Location in Prospectus
INVESTMENT POLICIES AND RESTRICTIONS  . . . .   3  How the Fund Pursues Its
                                                     Objective

PURCHASE OF SHARES  . . . . . . . . . . . . .   5  Purchases and Redemptions

LETTERS OF INTENT   . . . . . . . . . . . . .   5  How to Purchase Shares

REDEMPTION OF SHARES  . . . . . . . . . . . .   6  How to Redeem Shares

DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES .   6  Distributions

TAXES . . . . . . . . . . . . . . . . . . . .   7  Taxes

NET ASSET VALUE . . . . . . . . . . . . . . .   8  Net Asset Value

SALES CHARGE REDUCTIONS . . . . . . . . . . .   8  How to Purchase Shares

PORTFOLIO TRANSACTIONS  . . . . . . . . . . .   9

INVESTMENT ADVISER  . . . . . . . . . . . . .  11   Management of the Fund
      Advisory Agreement . . . . . . . . . . . 11
      Master Distribution Agreement  . . . . . 12
      Payment and Reimbursement of
        Expenses by the Fund   . . . . . . . . 13
      Distribution Service Plan  . . . . . . . 14
      Data Processing Service Agreement  . . . 15

PERFORMANCE CALCULATIONS  . . . . . . . . . .  15  Performance Calculations

TRUSTEES AND OFFICERS OF THE TRUST . . . . . . 17

DESCRIPTION OF THE TRUST . . . . . . . . . . . 19  General Information

CUSTODIAN . . . . . . . . . . . . . . . . . .  21

ACCOUNTANT. . . . . . . . . . . . . . . . . .  21

LEGAL COUNSEL . . . . . . . . . . . . . . . .  20

SALES BROCHURE INFORMATION . . . . . . . . . . 22

FUND FACT SHEET . . . . . . . . . . . . . . .  38

REPORT OF INDEPENDENT PUBLIC ACCOUNTANT AND
FINANCIAL STATEMENTS            Following Page 40  Financial Highlights

------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

     Gradison Government Income Fund (the "Fund") invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. (See "Description of the Trust.") The Fund will not:

 (1) Borrow money, except from banks or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 10% of the total assets of the Fund, taken at the lower of acquisition cost or market value. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities;

 (2) Make loans, except loans of portfolio securities not in excess of 25% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the Securities and Exchange Commission and with any standards established from time to time by the Board of Trustees, including the maintenance of collateral in the form of cash or securities which would be eligible for purchase by the Fund from the borrower at all times in an amount at least equal to the current market value of the securities loaned. The purchase of securities as allowed by the Fund's investment objective and other Investment Restrictions shall not be prohibited by this restriction;

 (3) Mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in investment restriction (1) above, and then only in amounts not exceeding 15% of the value of the assets of the Fund (taken at market value). Notwithstanding this restriction the Fund may enter into "when issued" and "delayed delivery" transactions. The deposit of underlying securities and other assets in escrow or other collateral arrangements in connection with the writing of options or margin for futures contracts or options on futures contracts are not deemed to be pledges or hypothecations subject to this restriction;

 (4)    Make short sales of securities or purchase securities on margin;

 (5) Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other Investment Restrictions shall not be prohibited by this restriction;

 (6) Purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

 (7) Invest in companies for the purpose of exercising control or management;

 (8) Purchase securities subject to restrictions on disposition under the Securities Act of 1933;

 (9) Purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 10% of the total assets of the Fund would be invested in such securities (included within this restriction are repurchase agreements maturing in more than seven days, as well as options purchased and underlying securities for call options written by the Fund, but in either case only if such options are not tradable on an exchange);

(10) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

(11) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. The purchase or sale of financial futures contracts or options on financial futures contracts shall not be prohibited by this restriction;

(12) Participate on a joint, or a joint and several, basis in any securities trading account; or

(13) Purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held in the Fund. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

        If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.

        At the present time the Fund does not engage in futures or options on futures transactions but may do so in the future upon appropriate disclosure in the Prospectus.


PURCHASE OF SHARES

        The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

        The Fund reserves the right to limit the amount of any purchase and to reject any purchase order. Shares of the Fund are offered continuously; however, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter. The Fund intends to waive the initial and subsequent purchase minimums for employees of McDonald & Company Securities, Inc. ("McDonald") which through its Gradison Division ("Gradison") acts as the Fund's investment adviser and distributor (the "Adviser" and "Distributor").


LETTERS OF INTENT

        If the total purchases, less redemptions, exceed the amount you specify, and qualify you for a further quantity discount, Gradison will, at your request, make a retroactive sales charge adjustment and will apply the adjustment amount to purchase additional shares of the Fund for your account at the next computed price. For example:

        1. You executed a letter of intent for $100,000 of Fund shares and were, therefore, charged a $1,500 sales charge on purchases in that amount;

        2. During the existence of the Letter of Intent you subsequently purchased an additional $400,000 of shares, thereby qualifying for purchases at $0 sales charge;

        3. You will receive an adjustment of $1,500, the sales charge you paid on the $100,000 purchase, since you reached the $500,000 purchase level during the existence of the Letter of Intent. The $1,500 will be applied to purchase additional shares for your account at the next computed price.

REDEMPTION OF SHARES

        The Fund may suspend the right of redemption or may delay payment
(a) during any period when the New York Stock Exchange("NYSE")is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held by the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

        By Telephone - The Fund transmits redemption proceeds only to shareholder names and addresses on its records (or which it has otherwise verified), provides written confirmation of all transactions initiated by telephone (either immediately or by monthly statement, depending on the circumstances), and requires identification from individuals picking up checks at its office.


DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES

        The distribution declared by the Fund each day will normally be in an amount equal to the estimated net investment income for the applicable monthly period, plus for certain periods undistributed amounts of such income from prior periods, minus for certain periods amounts to provide a reserve of undistributed income which could be paid in subsequent months, divided by the number of days in that period. The amount of the daily distribution will generally differ from the Fund's daily book net investment income computed in accordance with generally accepted accounting principles. Estimated net investment income for any period will be based on the Adviser's projections of accrued interest income during such period less projected expenses of the Fund to be accrued for such period. This procedure may enable the Fund to avoid fluctuations in the total daily distributions from period to period and to minimize the possibility of making distributions from paid-in capital or other capital sources. The reserve may increase the net asset value of the Fund's shares, thereby causing shareholders to realize higher capital gains or lower capital losses upon redemption. The Fund may also make distributions which are in excess of net investment income and distributions from paid-in capital.

        For example, if the Adviser estimates that net investment income for a 31-day month will be $.085 per share, and if the Fund has a reserve of $.01 per share of undistributed income, the daily distribution might be initially established at $.09/31 per share for each day during such month, leaving a reserve of $.005 per share available for distributions in subsequent months if such estimates are accurate. The Adviser may revise its estimates of the monthly amounts of such income, in which case the subsequent daily distributions during such month may be revised accordingly.

        Each month a shareholder will receive a notice setting forth the source of all distributions paid that month (i.e., net investment income, accumulated undistributed net profits from the sale of securities or paid in capital).


TAXES

        The Fund has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be taxed on net investment income and net realized capital gains distributed to shareholders. Dividends from net investment income and distributions from net realized short-term capital gains are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares of the Fund.

        Distributions of any net realized long-term capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares of the Fund and regardless of the length of time a shareholder has owned shares of the Fund. The Fund will furnish shareholders with written notification as to the amount of any long-term capital gains or return of capital concurrently with any distribution that includes long-term capital gains or return of capital.

        Investors should be aware of the tax implications of purchasing shares shortly before a record date for a capital gains distribution. To the extent that the net asset value of the Fund at the time of purchase reflects undistributed capital gains, or net unrealized appreciation of securities held by the Fund, a subsequent distribution to the shareholder of such amounts, although in effect constituting a return of his or her investment, would be taxable as described above. Correspondingly, for federal income tax purposes, a shareholder's tax basis in his or her shares continues to be his or her original cost, so that upon redemption of shares, capital gain or loss will be realized in the amount of the difference between the redemption price and the shareholder's original cost.

        Federal law may require the Fund or your broker to withhold and remit to the U.S. Treasury 31% of (i) dividend and capital gain distributions and
(ii) the proceeds of any redemptions if you fail to furnish the Fund or your broker with your correct taxpayer identification number, under-report dividend or interest income, or fail to certify to the Fund or your broker that you are not subject to such withholding.

        The Fund will generally realize capital gain or loss for federal income tax purposes upon the closing of an option, the expiration of an option without exercise and the exercise of an option. Generally, any gains or losses realized with respect to over-the-counter options will be treated as short-term for federal income tax purposes.

        The federal income tax matters summarized above are subject to change by legislation, administrative action and judicial decision. In addition, shareholders may be subject to state and local taxes with respect to their ownership of shares or distributions from the Fund. Shareholders should consult their tax adviser as to their personal tax situation.


NET ASSET VALUE

        The net asset value of the Fund is calculated once daily Monday through Friday except on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day Observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day, Martin Luther King, Jr. Day, and Veterans' Day.

        The assets and liabilities of the Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission.

        Occasionally, trading in U. S. Government securities is substantially completed each day prior to the close of the NYSE. The values of securities used in computing the net asset value is computed as of that time, prior to the close of the NYSE. It is possible that events affecting the value of the Fund's securities may occur between the time at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith pursuant to procedures approved by the Board of Trustees.


SALES CHARGE REDUCTIONS

        The difference in the price at which the Fund's shares are offered due to scheduled variations in sales charges as a percentage of both offering price and amount invested, as described in the Prospectus under the caption "How To Purchase Shares", result from cost savings inherent in economy of size. Management of the Fund believes that the costs and expenses of sales efforts of the Fund's principal underwriter and broker-dealers tend to decrease as the size of the purchase order increases. It is for this reason that the sales charges as a percentage of the offering price and of the amount invested are reduced with respect to "breakpoint" purchases, Combination of Investments, and Letter of Intent and Rights of Accumulation privileges, all as stated in the Prospectus. In addition, because the exchange privilege is available to all investors whose objectives may have changed and because it is such investors who initiate the exchange, no additional sales expenses are incurred, and accordingly, these savings are passed on to the investor in the form of a net asset value purchase. Likewise, no significant sales effort is necessary for sales of shares at net asset value to trustees of mutual funds as to which Gradison acts as an investment adviser (and their families), current and retired employees of the Fund's investment adviser, and investment advisory accounts managed by Gradison or McDonald. With respect to IRA rollover accounts directly and simultaneously transferred from retirement plans in connection with a company sponsored group presentation to 10 or more qualified employees, individual employee accounts of 401(k) retirement plans, Simplified Employee Pension ("SEP") Individual Retirement Accounts ("IRA") and other employer individual employee account plans with 10 or more employees investing in the Fund, and SEP IRA Salary Reduction plans, sales efforts required are significantly reduced to the extent that the continuing distribution expense fee compensation to the principal underwriter and broker dealers is sufficient compensation to motivate them to be willing to effect such sales without payment of sales charges. With respect to sales at net asset value to investors who purchase Fund shares with the proceeds of redemptions from other mutual funds as to which they have previously paid a sales charge, such waiver of the Fund's charge is necessary to compensate such investors for the fact that they have previously paid a sales load on their investment. With respect to sales at net asset value to bank or trust company trust accounts, such sales are necessary because potential clients are paying fees to banks or trust companies.


PORTFOLIO TRANSACTIONS

        The Adviser is responsible for making the Fund's portfolio decisions, including allocation of the Fund's brokerage business and negotiation of brokerage commissions, subject to policies established by the Board of Trustees. The Fund places orders for transactions with a number of brokers and dealers. Most of the Fund's purchases and sales of portfolio securities are principal transactions with securities dealers and underwriters. During the three years ended December 31, 1996, the Fund incurred no brokerage commissions. Purchases of securities from underwriters, however, include a concession paid by the issuer to the underwriter and purchases or sales of securities from/to a dealer include a spread between the bid and ask prices.

        In purchasing and selling portfolio securities, it is the policy of the Fund to select brokers and dealers so as to obtain the most favorable net results, taking into account various factors, including the price of the security, the commission rate, the size of the transaction, the difficulty of execution and other services offered by brokers and dealers which are of benefit to the Fund. The Adviser selects brokers and dealers to execute transactions on the basis of its judgment of their professional capability to provide the service at reasonably competitive rates or prices. The Adviser's determination of what constitutes reasonably competitive rates or prices is based upon its professional judgment and knowledge as to rates paid and charged for similar transactions throughout the securities industry. The Adviser may consider sales by brokers or dealers of shares of the Fund when selecting brokers or dealers to execute portfolio transactions as long as the most favorable net results are obtained.

The Adviser may receive commissions from the Fund for effecting transactions only in accordance with procedures adopted by the Board of Trustees. Any procedures adopted by the Trustees will incorporate the standard contained in Rule 17e-1 under the Investment Company Act of 1940 that the commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Pursuant to Rule 17e-1, the Board of Trustees must determine no less frequently than quarterly that all transactions effected pursuant to this Rule were effected in compliance with such procedures and the Fund must maintain records in connection with such reviews. The Adviser has assured the Fund that in all transactions placed with the Adviser, the Fund will be charged a commission that is at least as favorable as the rate the Adviser charges to its other customers in similar transactions. No commission charged to the Fund by the Adviser or any broker affiliated with the Adviser will include compensation for research services provided by the Adviser or any such affiliated broker. Since inception of the Fund, the Adviser has not received any commissions for effecting portfolio transactions for the Fund.

During the periods ending 12/31/95 and 12/31/96 the portfolio turnover rates for the Fund were respectively 15.84% and 13.33%.

Brokers who provide supplemental investment research to the Adviser may receive orders for agency transactions in portfolio securities of the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Information so received is in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement with the Fund. If in the judgment of the Adviser the commission is reasonable in relation to the brokerage and research services provided, the Adviser is authorized to pay brokerage commissions in excess of commissions another broker would have received for effecting the same transaction, subject to the review of the Board of Trustees. Not all such research services may be used by the Adviser in connection with managing the Fund. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Adviser may use such information in servicing its other accounts.

        Because of its affiliation with the Adviser, the Fund is prohibited from engaging in certain transactions involving the Adviser except in compliance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Accordingly, the Fund will not purchase or sell portfolio securities from or to the Adviser in any transaction in which the Adviser acts as principal.

        The Adviser also serves as the investment adviser to other investment companies and individual accounts. Purchases and sales of particular securities may be effected simultaneously for such entities and clients. In such instances, the transactions will be allocated as to price and amount in a manner the Adviser considers equitable to each of the affected entities or clients, which could have a detrimental effect upon the price or amount of the securities purchased or sold for the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


INVESTMENT ADVISER

        The Adviser manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the general supervision and control of the Board of Trustees and pursuant to the terms of the Investment Advisory Agreement ("Agreement") between the Trust and Adviser.


ADVISORY AGREEMENT

        The Agreement provides that the Adviser will provide to the Trust at its own expense the executive officers who are necessary for the management and operations of the Fund and manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also compensates the Trustees who are affiliated with the Adviser.

        As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee based upon the average value of the daily net assets for the month at an annual rate of .5 of 1% of the Fund's net assets. For the years ending December 31, 1994, and l995, and 1996, the Adviser received $1,176,225, $918,897 and $866,440 respectively, as advisory fees.

        The Adviser furnishes directly to the Fund, at cost, personnel to perform shareholder services, such as responding to inquiries from shareholders and processing purchase orders and redemption requests delivered to the Fund. Certain of the costs attributable to services provided to the Fund, such as occupancy expenses, telephone service, computer service and equipment costs, depreciation and interest, may require allocation among the Fund, the other investment companies for which the Adviser acts as investment adviser, and other activities of the

Adviser. Such allocations are made on the basis of reasonable approximations calculated by the Adviser and periodically reviewed by the Trustees. For the years ending December 31, 1994, and l995, and 1996, the Adviser received $109,573, $84,384 and $59,036 respectively, as cost reimbursement from the Fund for personnel performing shareholder services.

        The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.

        The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name, without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name of or in connection with any other business enterprise with which it is or may become associated.

        The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement.

        The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund or (iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement.


MASTER DISTRIBUTION AGREEMENT

        Shares of the Fund are continuously offered and distributed through the principal underwriter of the Fund, McDonald & Company Securities, Inc., operating through its Gradison Division (the "Distributor"). Under the terms of the Master Distribution Agreement, the Distributor, as agent of the Fund, accepts orders for the purchase of shares of the Fund and, as compensation therefore, receives the amount of the sales charge described in the Prospectus. For the years ended December 31, 1994, 1995, and l996, the Distributor received underwriting sales charges of $319,287, $175,972, and $110,078 respectively, and retained all such amounts except for payments made to its own sales representatives. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor may enter into dealer agreements with other dealers, pursuant to which such dealers will also sell shares of the Fund. The Master Distribution Agreement between the Fund and the Distributor permits the Distributor to reallow up to the full sales charge to the other dealers entering into dealer agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters of the Fund, as that term is defined in the Securities Act of 1933, as amended (the "1933 Act"). The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Agreement also provides for the payment of distribution service fees to McDonald in the annual amount of .25% of the Fund's average daily net assets.


PAYMENT AND REIMBURSEMENT OF EXPENSES BY THE FUND

        All expenses not specifically assumed by the Adviser under the Investment Advisory Agreement or the Distributor under the Master Distribution Agreement and incurred in the operation of the Fund are borne by the Fund pursuant to these agreements. Some of these expenses may be paid by the Adviser or the Distributor subject to reimbursement by the Fund. These expenses include expenses for office space, facilities and equipment and utilities; cost of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; such distribution expenses as may be incurred pursuant to an effective plan under Rule 12b-1 under the Investment Company Act of 1940; registration, filing and similar fees; legal (including reimbursement to the Adviser for legal services provided to the Fund, subject to review by the Fund's outside counsel), auditing and accounting expenses; taxes and other fees; brokers' commissions and issue or transfer taxes chargeable to the Fund in connection with securities transactions; expenses of issue, sale, redemptions and repurchase of shares; expenses incurred by the Fund relating to shareholder services (such as responding to inquiries from shareholders and processing purchase orders and redemption requests) provided by the Adviser, or others; fees of Trustees who are not affiliated with the Adviser; charges and expenses of any transfer and dividend disbursing agent, registrar, custodian or depository appointed by the Fund; other expenses of the Fund, including expenses of shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization.

DISTRIBUTION SERVICE PLAN

        The Fund has adopted a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate at an efficient level. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

        The Plan permits the Fund to incur expenses related to the distribution of its shares or servicing of its shareholders, but only as specifically contemplated by the Plan. Under the Plan, the Fund may incur distribution expenses up to an amount that does not exceed an annual rate of .25 of 1% of its average daily net assets. Distribution expenses that may be incurred by the Fund under the Plan within the limitation described above are limited to payments to broker-dealers (including the Distributor) as compensation for personal services rendered to shareholders of the Fund including providing shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their accounts. For the years ending December 31, 1994, 1995, and l996, the Fund paid $582,335, $453,931 and
$427,632 respectively, to McDonald and Gradison.

        The Plan also specifically authorizes the payment of those operational expenses enumerated as being incurred by the Fund pursuant to the Agreement, as described under the caption "Payment and Reimbursement of Expenses by the Fund" above, to the extent that such payments might be considered to be primarily intended to result in the sale of shares of the Fund. It further specifically authorizes the payment of advisory fees pursuant to the Advisory Agreement to the extent that the Fund might be deemed to be indirectly financing the distribution activities through payment of advisory fees. The Board of Trustees does not believe that the payment of such operational expenses by the Fund or payment of the advisory fee constitute the direct or indirect financing of activities primarily intended to result in the sale of shares of the Fund. Thus, although such payments are authorized by the Plan as a protective measure, they are not restricted by the .25 of 1% limitation included in the Plan.

         In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan was last approved by the Fund's shareholders on September 22, 1988. The Plan (together with any agreements relating to implementation of the Plan) shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust shall be committed to the discretion of the disinterested Trustees then in office.


DATA PROCESSING SERVICE AGREEMENT

        Pursuant to a data processing service agreement, Gradison provides data processing services to the Trust with respect to shareholder servicing activities. The fee for these services is $.6875 per shareholder account per month. For the years ending December 31, 1994, 1995, and l996, the total fees paid by the Trust pursuant to the agreement were $57,575, $49,804, and $45,119 respectively, plus shareholder statement printing costs.


PERFORMANCE CALCULATIONS

        The Fund's yield for the 30 days ending December 31, 1996 was 5.87%.

                        GRADISON GOVERNMENT INCOME FUND

             Total Return Statistics
             -----------------------
   Five Years        Since Inception*      Cumulative
     Ending               9/16/87 -          Return
   12/31/96              12/31/96             Since
(Average Annual      (Average Annual        Inception
   Compounded           Compounded          9/16/87 -
Rate of Return)       Rate of Return)        12/31/96
---------------      ----------------      ----------
   5.97%            8.32%            110.27%(1)


   5.53%            8.08%            106.00%(2)


   6.86%            9.35%            129.50%(3)


                   12 Mos.   12 Mos.  12 Mos.   12 Mos.  12 Mos.    12 Mos.
                    Ended     Ended    Ended     Ended    Ended      Ended
                  12/31/91  12/31/92  12/31/93  12/31/94 12/31/95  12/31/96
                  --------  --------  --------  -------- --------  --------
Gradison Gov.
  Income Fund(1)    14.08%    6.29%     7.52%   -3.69%     17.20%    3.51%

Gradison Gov.
  Income Fund(2)    11.83%    4.14%     5.40%   -5.59%     14.81%    1.44%

Index of
Performance(3)      15.68%    7.32%     8.56%   -2.44%     17.70%    4.12%


* During the period 9/16/87 through 12/31/88 the investment adviser paid certain Fund expenses which had the effect of increasing return.

(1) When purchased at net asset value. The Fund is sold subject to a sales charge; namely, 2.00% decreasing to zero for purchases of at least $500,000. Additionally, certain qualifying group retirement fund purchases are made without a sales charge, as are all purchases representing reinvestment of dividends. Please see the following performance data which reflects the effect of a maximum sales charge.

(2)     When purchased at maximum offering price (i.e., 2% sales charge).

(3) Average of performance of the Lehman Brothers U.S. Treasury and the Lehman Brothers GNMA Index. No cost/expense computation of performance of a diversified unmanaged portfolio comprised of 50% U.S. Treasury and 50% GNMA bonds.

The performance quoted above represents past performance and assumes reinvestment of all distributions. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return is comprised of changes in net asset value and the reinvestment of all distributions.


TRUSTEES AND OFFICERS OF THE TRUST

        The trustees and officers of the Fund, together with information as to their principal occupations during the past five years and positions currently held with Gradison Cash Reserves Trust ("GCR"), Gradison Municipal Custodian Trust ("GMCT"), Gradison Growth Trust ("GGT"), Gradison and McDonald, are listed below. All principal occupations have been held for at least five years unless otherwise indicated. Positions held with Gradison were formerly held with Gradison & Company Incorporated. The mailing address for the affiliated trustee and for all officers of the Trust is c/o Gradison Funds, 580 Walnut Street, Cincinnati, Ohio 45202. Each trustee is a trustee of each of the four Gradison Investment Companies.

*DONALD E. WESTON, Trustee and Chairman of the Board of each of the four Gradison Investment Companies; Chairman of Gradison and Director of McDonald & Company Investments, Inc. (since October 1991). Director of Cincinnati Milacron Commercial Corp. (financing arm of capital goods manufacturer).

DANIEL J. CASTELLINI, 312 Walnut Street, Cincinnati, Ohio 45202, Trustee; Senior Vice President/Finance and Administration of the E. W. Scripps Company (communications).

THEODORE H. EMMERICH, 1201 Edgecliff Place, Cincinnati, Ohio 45206, Trustee; Retired; Until 1986, managing partner (Cincinnati office) Ernst & Young (independent public accountants); Director of Carillon Fund, Inc.(investment company), American Financial Group Inc.(insurance), and Cincinnati Milacron Commercial Corp.; Trustee of Summit Investment Trust and Carillon Investment Trust (investment companies).

RICHARD A. RANKIN, 1717 Dixie Highway, Suite 600, Fort Wright, Kentucky 41011, Trustee; Partner, Rankin and Rankin (independent public accountants).


JEROME E. SCHNEE, 14 Walt Whitman, Morristown, N.J. 07960, Trustee; Senior Director, Health Economics, Johnson & Johnson (Pharmaceuticals) since

August 1996; Professor of Management, College of Business Administration, University of Cincinnati (currently on leave of absence).


BRADLEY E. TURNER, President of each of the four Gradison Investment Companies; Senior Managing Director and Director of McDonald.

MICHAEL J. LINK, Executive Vice President and Portfolio Manager; Senior Vice President of Gradison.

PAUL J. WESTON, Senior Vice President; Executive Vice President of GCR; Senior Vice President of GMCT and GGT; Executive Vice President of Gradison. Mr. Weston is the brother of Donald E. Weston.

C. STEPHEN WESSELKAMPER, Senior Vice President; Executive Vice President and Portfolio Manager of GCR; First Vice President of Gradison.

RICHARD M. WACHTERMAN, Secretary of each of the four Gradison Investment Companies; Senior Vice President and General Counsel of Gradison.

PATRICIA J. JAMIESON, Treasurer of each of the four Gradison Investment Companies; Treasurer and Chief Accounting Officer of McDonald.

MARK A. FRIETCH, Assistant Treasurer of each of the Gradison Investment Companies (since May 1995); prior to that Controller of Gradison Mutual funds (since August l992); prior to that Financial Consultant of Union Central Life Insurance Company.

* Trustee who is an interested and affiliated person, as defined by the Investment Company Act of l940, of the Trust and the Adviser by virtue of stock ownership of the parent of the Adviser and employment by the Adviser.

        Trustees and officers of the Fund who are affiliated with the Adviser receive no remuneration from the Fund. As of March 31, 1997, the trustees and officers of the Fund owned, of record and beneficially, an aggregate of less than 1% of the outstanding shares of the Fund and no person was known to own more than 5% of the outstanding shares of the Fund.

                           Trustee Compensation Table
                           --------------------------

Name of Trustee              Aggregate     Total Compensation
---------------              Compensation  From Fund and fund
                             From Fund     complex (3 additional
                             for fiscal    Trusts) paid to
                             year ended    trustee for calendar
                             12/31/96      year 12/31/96
                             ------------  ---------------------
Theodore H. Emmerich         $ 5,563        $25,500

Richard A. Rankin            $ 5,563        $25,500

Jerome E. Schnee             $ 5,500        $25,000

Daniel J. Castellini         $ 5,363        $25,500
                             -------
                             $22,189

The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date.
Deferred amounts are credited with interest at a rate equal to the yield of the Gradison U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of December 31, l996, the amount of $9,487 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, l996, the amount of $42,470 was payable to that beneficiary by the fund complex.


DESCRIPTION OF THE TRUST

        The Trust is a diversified, open-end management investment company organized under the laws of the State of Ohio by a Declaration of Trust dated June 3, 1987, which was amended on August 20, 1987. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, without par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of one series, representing the Gradison Government Income Fund. Prior to February 1, 1997, the series was named the Gradison-McDonald Government Income Fund. Upon issuance and sale in accordance with the terms set forth in the Prospectus, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares."

        Holders of shares are entitled to one vote per share. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect trustees, unless less than a majority of trustees holding office have been elected by the shareholders. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Investment Company Act of 1940, and when called by the Fund or shareholders pursuant to the Declaration of Trust. Pursuant to the Declaration of Trust, shareholders of record of not less than a majority of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the questions of removal of any Trustee when requested in writing to do so by shareholders of record of not less than 10 percent of the Fund's outstanding shares. The Fund or any Series may be terminated by a vote of a majority of the Trustees. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of the Investment Advisory Agreement, the Master Distribution Agreement, or the Distribution Service Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

        The assets of the Fund received upon the issuance of the shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account and are to be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. If more than one series was authorized by the Trust and one series were unable to meet its obligations, the assets of the other series(s) would be available to creditors for that purpose, in which case the assets of the other series(s) could be used to meet liabilities which are not otherwise chargeable to it. In the event of the termination and liquidation of the Fund, the holders of the shares of any series are entitled to receive, as a class, the underlying assets of the related series available for distribution to shareholders.

        The Trust is currently operating, and intends to continue to operate, in compliance with the Ohio law relating to business trusts. Under Ohio law, the shareholders of a complying business trust have no liability to third persons for obligations of the Fund, which are to be satisfied solely from the Fund's property. The Declaration of Trust provides that no Trustee, officer or agent of the Fund shall be personally liable to any person for any action or failure to act except (1) for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties, (2) with respect to any matters as to which he did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Fund, or (3) in the case of any criminal proceeding, with respect to any conduct which he had reasonable cause to believe was unlawful.


CUSTODIAN

        Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202, acts as the custodian of the portfolio securities and other assets of the Fund. Star Bank has no part in determining the investment policies of the Fund or the securities which are to be purchased, held or sold by the Fund. The Fund may purchase or sell securities from or to Star Bank. The Fund acts as its own transfer agent and dividend disbursing agent.


ACCOUNTANT

        Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202 is the independent public accountant of the Trust.


LEGAL COUNSEL

        Kirkpatrick & Lockhart LLP acts as legal counsel to the Trust.

[Family of Funds Brochure]


COVER PAGE

YOUR FUTURE STARTS TODAY

Graphic     Photo of men, women, children and a dog

Logo

Gradison

Mutual Funds


INSIDE COVER PAGE
YOUR FUTURE STARTS TODAY

Page 1
Whatever your goals or aspirations, whatever your objective. One thing is certain. An investment made today brings you that much closer to meeting that objective and reaching the goal. Whether it's starting a family, buying a house, saving for education, or planning for retirement. Time is critical. Hesitate and time will pass you by. Start today and the future is yours.

Page 2
THE MUTUAL FUND STORY
The first mutual fund company was established in 1924 as a private investment firm for its founders and is still in business today. By 1980, there were fewer than 600 mutual funds open to investors. Today, there are some 400 fund groups offering more than 6,000 mutual funds with investments totaling more than $3 trillion.

Increasingly, mutual funds are the preferred vehicle for individual investors who are starting and building an investment program. And today, Gradison is a preferred name in mutual funds for a growing number of investors.

WHY MUTUAL FUNDS?
PROFESSIONAL MANAGEMENT
Mutual funds use investment professionals to manage the assets on a full-time basis. In addition to their dedicated time and experience, these investment advisers typically have access to extensive research and other analytical resources not available to most individual investors.

DIVERSIFICATION
Because a mutual fund has significantly more assets to invest than any individual participant, it can purchase and effectively manage a more diversified portfolio than can most individual investors.

FLEXIBILITY
A mutual fund is usually part of a family of funds. Fund families offer an exchange privilege that allow shareholders to reallocate assets quickly and easily among the various funds within that family of funds. Shares in any fund may be purchased or liquidated, often by a phone call, generally on any day that the New York Stock Exchange is open for business.

Page 3

WHY GRADISON MUTUAL FUNDS?
A RESPECTED NAME FOR SEVEN DECADES
A respected name for seven decades Gradison has been a recognized name in investment brokerage since 1925. The firm became a registered investment adviser in 1974 and established its first mutual fund in 1976.

Today, Gradison offers seven mutual funds in a growing family of funds and manages more than $4 billion in assets in both mutual funds and individually managed accounts.

EXPERIENCED PORTFOLIO MANAGERS
Gradison portfolio managers average nearly 15 years of experience as professional portfolio managers and more than 20 years of experience in the investment field. We believe that this depth of first-hand experience, in both favorable and unfavorable market environments, sets us apart from those other fund managers who have yet to manage assets through a full market cycle.

SERVICE

                   Low Minimum Investment of $1,000

                   Convenient Automatic Dividend Reinvestment

                   Automatic Investment Plan

                   Automatic Withdrawals and Payment Plans

                   Access To Funds

                   Free Exchange Privileges

                   Check Writing

                   Wire Transfers

                   Toll-Free Customer Service

                   24-Hour Account Information

                   Account Statements

                   Year-End summary

                   Quarterly Newsletter

                   Shareholder Reports

                   Internet Access

Page 4

REACHING YOUR INVESTMENT GOALS
FIGHTING INFLATION
Inflation, the increase in the cost of living, has averaged 4% since 1926. While it has been lower in recent years, it has also been substantially higher-reaching 14% in the early 1980s. The surest way of beating inflation is to earn a rate of return on your investments that exceeds the rate of inflation.

                        Chart:       WHAT INFLATION REALLY MEANS

                         1995       $139,000  Single Family Home


                         2000       $177,403    Graphic:  Picture of a

                         2010  $288,971       partially built home

                         2025  $600,750

                                 Automobile          1995   $18,359

                        Graphic  Picture of an       2000   $23,431

                                 automobile          2010   $38,167

                                                     2025   $79,347

                            Four Year Public University Education

                            1995       $26,972    Graphic  Picture of a

                                                  graduation cap and

                            2000       $34,424    a diploma.

                            2010       $58,073

                            2025       $116,571

         Sources: National Association of Realtors; Department of
Commerce; College Board. Future prices are based on a hypothetical average annual inflation rate of 5%.

EDUCATION
The cost of four years at a private college, including tuition, fees, books and other miscellaneous expenses, now averages nearly $95,000. It is projected to reach $170,000 in a decade. The cost of a public college is expected to nearly double from an average of $45,000 to more than $80,000 over the next ten years. Most families realize that no matter when they start saving and investing for this purpose, it usually is not soon enough.

BUILDING WEALTH
Many investors overlook the potential of investing in their most productive years when their incomes are high enough to put aside investment assets and the demands on their income are less than they inevitably will be later. Such assets can be invaluable not only for retirement but as emergency assets for unforeseen occurrences in life.

RETIREMENT
Given the national debate on Social Security and Medicare, the need for investors to assure adequate retirement assets for both their active retirement years, and the possibility of their inactive care years, should be apparent. Many people look solely to their company retirement plans for such assurance and only realize the need for supplemental assets much later.

YOUR FAMILY'S FUTURE
Providing for the education of a child or grandchild may only be a part of an investor's concern for future generations. They may have achieved a sufficient level of personal success to be able to consider investing in order to pass along significant assets to provide these future generations with greater assurance for their financial well-being in an uncertain world.

GRAPHIC Photo of two women embracing.


Page 5

INTELLIGENT INVESTING
Time is the essential ingredient
Experience has shown that there is no substitute for time in investing. Historically, the sooner money has been put to work, and the longer it has been invested, the more likely positive returns have resulted. Conversely, aggressive investors are more likely to have volatile results for shorter periods. Clearly, investing for the long-term is considered one of the keys to successfully creating investment wealth.

THE RULE OF 72:
HELPING YOU IN TAXING TIMES
Certain measurements are well known rules in everyone's daily life. Most people learn early in life, for example, that twelve inches equals a foot and that three feet make a year. With investments, similar, but not as well known, measurement rules apply.

The Rule of 72 allows potential investors to find out how long it will take to double their money. All you have to do is divide 72 by the estimated interest rate of an investment, and the answer is roughly the number of years needed to double an investment. Here's the formal equation: Number of years to double the original investment = 72/Interest Rate

Using the Rule
Check the table below to see some examples of how the Rule of 72 works.

Rate of         Rule of 72         Years to     Years to
 Return     (72/Interest Rate)      Double      Quadruple

   3%              72/3                24         48
   6%              72/6                12         24
   9%              72/9                 8         16
  12%              72/12                6         12

The rates of return shown are for illustrative purposes only and are not historical results or projections of the returns of any Gradison Mutual Fund.

(Pie Charts)

THE LONGER YOUR TIME FRAME, THE GREATER THE CHANCE OF REWARD
Percent of time stocks had positive results for rolling periods beginning December 31, 1925, and ended December 31, 1995.

   71%              89%            97%           100%

  1 year            5 year        10 year       15 Year

 holding           holding        holding       holding

 periods           periods        periods       periods

Stocks will often rise and fall in value over the short term. When investing for growth, the longer your investment time frame, the greater the chance equity investments will produce positive results.

Source: Ibbotson Associates, Chicago. Based on the performance of the S & P 500, an unmanaged index of stocks. This information is historical and is not a guarantee of future performance of the S & P 500 or any Gradison Mutual Funds.

THE POWER OF COMPOUNDING
The term "compounding" is usually applied to investment income that is constantly reinvested to generate additional income. However, the concept of compounding applies equally well to investment profits that are constantly reinvested. The compounding of income and profits over long periods of time can have a meaningful impact on overall investment results. Again, time invested is invaluable.

(CHART)           THE POWER OF COMPOUNDING IN A HYPOTHETICAL $10,000 INVESTMENT IN THE S&P 500
$170,000                   $168,820...................
$150,000            In the time frame illustrated here,
$130,000            reinvestment of all income and
$110,000            dividends resulted in $168,820,
$ 90,000            while not reinvesting income
$ 70,000            and dividends results in $59,304.
$ 50,000                   $ 59,304...................
$ 30,000
$ 10,000
    1/1/69                                 12/31/95

This chart is for illustrative purposes only. There is, of course, no correlation between the total return for the S&P 500 and past or future performance of any Gradison Mutual Fund. The S&P 500 is an unmanaged index compiled by Standard & Poor's Corporation. Investors cannot invest in the S&P
500. Past performance cannot guarantee future results. Source: The American Funds Group

Page 6
DISCIPLINED PERIODIC INVESTMENTS
It is our experience that the most difficult decision for most investors is not whether to invest, but when to invest. It is this dilemma that causes many investors to stay on the investment sidelines.

Dollar cost averaging is a widely used investment concept in the purchase of mutual funds that allows investors to overcome this difficult decision by periodically investing(such as weekly, monthly, or quarterly) the same dollar amount over a long period of time. Gradison Mutual Funds offer a periodic investment plan to make the process easier and more systematic.

CHART    DOLLAR COST AVERAGING CAN REDUCE YOUR AVERAGE COST PER SHARE
                 Investment          Share          Shares
                  Amount             Price         Purchased
  March           $  500             $10.00           50
  June            $  500             $12.50           40
  September       $  500             $ 5.00          100
  December        $  500             $10.00           50
                  $2,000             $37.50          240
                   Average Price Per Share
                   ($37.50 divided by 4)       $9.38
                   Average Cost Per Share
                   ($2,000 divided by 240)     $8.33

Dollar cost averaging will never result in better performance than picking the best times to invest, if you were able to do so. But dollar cost averaging allows you invest the same amount periodically as the Fund's share price fluctuates. You therefore will purchase more shares of the Fund in those months when the price per share is low and less shares when the price is high. Most importantly, dollar cost averaging can help investors make the commitment to invest.

Of course, dollar cost averaging does not assure a profit and does not protect against loss in declining markets. And since dollar cost averaging involves continuous, periodic investing, you should consider your ability to continue purchases over an extended period of time.

(Graphic) Photo of two men, two women, a boy, girl and a dog walking.

          CONSIDER GRADISON MUTUAL FUNDS
Equity Funds                      Fixed Income Fund                Money Market Funds

Established Value Fund            Government Income Fund           U. S. Government Reserves

Growth & Income                   Ohio Tax Free Income Fund        Municipal Cash Series 2

Fund                              High Yield Fund 1                Ohio Municipal Cash Trust 2

Opportunity Value Fund                                             Michigan Municipal Cash Trust 2

International Fund


1. Planned for 1997-1998 and sold by prospectus only.

2. Federated Advisers acts as investment adviser for these funds and Federated Securities Corp. acts as distributor.

PAGE 7
GRADISON EQUITY FUNDS
GRADISON ESTABLISHED VALUE FUND
The Established Value Fund invests for long-term capital growth using a disciplined stock selection process to identify investments from the large established companies that make up the Standard & Poor's 500 Composite Stock Price Index, and other similar sized companies, which the investment adviser considers to be undervalued. The stock selection process requires that companies meet a number of objectively measured criteria of value including the companies' relative book values, their price to earnings ratios, and other similar factors.

GRADISON GROWTH AND INCOME FUND
The Growth & Income Fund invests for long-term capital growth, as well as current income and growth of income. The Fund puts particular emphasis on identifying companies with higher than average growth rates, above average dividend returns, a history of paying increasing dividends, and which the investment adviser considers to be undervalued. We believe that stocks meeting this criteria provide the opportunity for price appreciation and current income while tending to moderate risk.

GRADISON OPPORTUNITY VALUE FUND
The Opportunity Value Fund uses a disciplined stock selection process to identify smaller companies, generally with market capitalization of less than $500 million that meet a number of objectively measured criteria of value including the companies' growth rates, relative book value, their price to earnings ratios, and other similar factors and which the investment adviser considers to be undervalued. The securities of smaller companies generally are more volatile than those of larger companies.

GRADISON INTERNATIONAL FUND
Blairlogie Capital Management of Edinburgh, Scotland, the subadviser to the International Fund, employs a "hybrid strategy" that invests in both developed international markets and in emerging international markets.

Using a disciplined methodology, Blairlogie first identifies the countries that offer the most favorable investment environment, and then selects the individual investments in those countries. Generally the amount invested in emerging markets will not exceed 30% of the Fund's assets. International investing, particularly in emerging markets, involves greater risks than U.S. investing, such as political instability and currency fluctuation.

THE CASE FOR COMMON STOCKS
Stocks, more than most other types of investments, have historically shown the ability to grow faster than inflation and to create wealth over long investment periods. An investor who has long-term goals of ten years or more should strongly consider equities as a significant part of his or her investment portfolio. Historically, the longer an investor has held a well diversified portfolio of stocks the better that investor has fared, as evidenced in the pie chart on page 5.

THE ADVANTAGES OF BONDS
Although bond portfolios have not provided returns as high as stocks over long periods of time (as illustrated in the graph on page 9), they have provided less volatility and more reliable income than stocks. Investors with a relatively short investment horizon, may need to avoid the volatility of stocks. For example when an investor because near retirement, at a time when assets are needed; or to add greater stability to a portfolio by combining both stocks and bonds. Importantly, bond mutual funds provide the ability to reinvest these cash flows immediately and completely to take full advantage of compounding.

Page 8
GRADISON FIXED INCOME FUNDS
GRADISON GOVERNMENT INCOME FUND
Designed to provide current monthly income from a portfolio of intermediate to long-term U.S. Government securities, the Fund's policy is to invest only in those Government securities that are guaranteed as to principal and interest by the full faith and credit of the United States Government and in repurchase agreements collateralized by such obligations.

The Fund is managed with an emphasis on total return, that is the combined effect of both income and changes in share value. Although the securities in the portfolio are guaranteed as to principal and interest by the U.S. Government, the market value of the Fund's shares will fluctuate with changes in interest rates and other market conditions. Mortgage backed securities may be subject to prepayment risk.

Graphic: Photo of two young girls each sitting on an adult's shoulder.

GRADISON OHIO TAX-FREE INCOME FUND
Designed for Ohio investors who can benefit from a portfolio of long-term municipal bonds that are exempt from both federal and Ohio income taxes, the Fund provides monthly income by investing in Ohio municipal securities issued to finance public institutions and public works, and in private activity municipal bonds. In order to gain favorable yields, the Fund invests up to 20% of its assets in securities that may be subject to the alternative minimum tax for some investors.

Page 9

INDICES OF INVESTMENTS
IN U. S. CAPITAL MARKETS
(Chart) Comparison of Investments in Small Company Stocks, Large Company Stocks, Long-Term Government Bonds, U. S. Treasury Bills to Inflation for the period beginning 1925 through 1995, $0 to $10,000. Ending values: Small Company Stocks $3,822; Large Company Stocks $1,113; Long-Term Government Bonds $34; U.
S. Treasury Bills $13; Inflation $9. 1926-1995

(YEAR-END 1925 = $1.00)

This chart is intended to show the growth of one dollar invested in different types of investments and the Consumer Price Index. It assumes reinvestment of all dividend and interest payments.

Past performance does not ensure further results.
SMALL COMPANY STOCKS are represented by the fifth capitalization quintile of stocks on the

NYSE for 1926-1981 and thereafter, the performance of the Dimensional Fund Advisors (DFA) Small Company Fund;

LARGE COMPANY STOCKS are represented by the Standard & Poor's 500 Stock Composite Index (S&P 500);

LONG-TERM GOVERNMENT BONDS are represented by a one-bond portfolio with a maturity near twenty years;

U. S. TREASURY BILLS are represented by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION is represented by the Consumer Price Index for All Urban Consumers (CPI-U), not seasonably adjusted.

Source: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1995, updated in Stocks, Bonds, Bills, and Inflation 1996', Ibbotson Associates, Chicago. All rights reserved.

The indices and securities in the chart above do not reflect the actual portfolio composition, performance, or fees and expenses associated with investing in any Gradison Mutual Fund. The chart is not intended to imply future performance of any of these investments or any Gradison Mutual Fund. Performance figures of Gradison Mutual Funds are available by request from Gradison. The returns for stocks include reinvestment of dividends and interest. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

In existing disclaimer replace "Past performance does not ensure future results" with: "The performance shown in the above chart is historical and is not intended to imply future performance of any of these investments or of any Gradison fund.

Page 10
GRADISON MONEY MARKET FUNDS
The money market funds offered by the Gradison Mutual Funds provide a full complement of services including checkwriting, high quality personalized checks, and the convenience of automatic sweeping of dividends from the Gradison Funds. The money market funds provide clear, monthly statements that include the name of the payees of any checks written against the account, as well as a highly useful year-end summary of all transactions. Graphic Photo of a man and woman seated next to one another going through documents.

GRADISON U. S. GOVERNMENT RESERVES
A full service money market fund designed to provide current money market yields by investing exclusively in securities issued by the U.S. Government, its agencies or instrumentalities. The fund has tax benefits in that it invests, to the greatest extent reasonable, only in selected U. S. Government securities that are not taxable by the states or by local governments.

MUNICIPAL MONEY MARKET FUNDS
Gradison also makes available a general municipal money market fund that provides income exempt from federal taxation and separate Ohio and Michigan money market funds that provide income that is not taxable at the federal state or local levels in those states. A portion of the income of both funds could be subject to the Alternative Minimum Tax (AMT) for investors who are subject to AMT.

For more complete information about the Gradison Funds, including sales charges and expense, please obtain the appropriate prospectuses from your investment consultant or call 800-869-5999. Please read the prospectuses carefully before you invest or send money. Investment returns and principal of the funds will fluctuate so that you may have a gain or a loss when you sell your shares. Money market funds are neither insured nor guaranteed by the U.S. Government or any other entity. There can be no assurance that these funds will maintain a constant net asset value of $1.00 per share.

(Graphic) Man and woman sitting at a desk opposite each other.

Page 11
WORKING WITH YOUR PROFESSIONAL INVESTMENT CONSULTANT
We believe that your professional investment consultant is in the best position to provide you with investment advice.

Your consultant has the training and experience to provide you with guidance in making your investment decisions. We encourage you to share as much information as possible about your investment goals and your current personal and financial situation. Above all, we suggest you ask your investment consultant whatever you feel you need to know to help you fully understand the investments you are making.

SERVICE YOU CAN COUNT ON
LOW MINIMUM INVESTMENT OF $1,000 Low subsequent investment minimums of $50.

CONVENIENT AUTOMATIC DIVIDEND REINVESTMENT of income dividends and/or capital gain dividends into any Gradison fund.

AUTOMATIC INVESTMENT PLAN allows authorization of regular, systematic investments from bank accounts, money market funds and automated payroll into any Gradison fund.

AUTOMATIC WITHDRAWALS AND PAYMENT PLANS can be set up to pay you or designated payees a specified amount monthly or quarterly.

ACCESS Shares can be redeemed at the then-current market value on any business day.

Page 12
EXCHANGE PRIVILEGES Including convenient telephone exchanges allows investors to move money from one Gradison Mutual Fund to another at any time.

CHECK WRITING For all money market funds includes high quality personalized checks, check payee names on account statements, and return of canceled checks. 4

WIRE TRANSFERS Specified amounts can be transferred to pre-authorized accounts at other financial institutions. 5

4. A fee applies to checks under $100.00

5. A fee applies to wires.

TOLL-FREE CUSTOMER SERVICE Knowledgeable shareholder service representatives are available during business hours at 800-869-5999.

24-HOUR ACCOUNT INFORMATION During non-business hours TeleFund 24 provides touch-tone access to the most recent prices of Gradison Mutual Funds, current money market yield, and balances on all Gradison Mutual Funds accounts.

ACCOUNT STATEMENTS Clear, concise and informative.

YEAR-END SUMMARY A highly useful summary of all activity.

QUARTERLY NEWSLETTER Your Future provides Gradison shareholders with timely information about investing, mutual funds and the Gradison family of funds.

SHAREHOLDER REPORTS Semiannual updates on fund strategy, performance and portfolio holdings.

INTERNET World Wide Web site www.gradisonfunds.com provides quarterly updates on Gradison Mutual Funds, as well as other information of interest to mutual fund investors.

GETTING STARTED
Whatever your goals or aspirations, whatever your objective. One thing is certain. An investment made today brings you that much closer to meeting that objective and reaching that goal.

The most important thing is to get started. Call your Investment Consultant or contact Gradison Mutual Funds at 800-869-5999.

START TODAY AND THE FUTURE IS YOURS.

Graphic: Photo of a baby smiling.

Back Cover

Logo

Gradison
Mutual Funds
1997 Gradison Mutual Funds
580 Walnut Street   Cincinnati, Ohio 45202    800/869-5999
513/579-5000   htt;:/WWW.gradisonfunds.com

[Fact sheet]
Graphic: Gradison Logo                           Symbol GGIFX

GRADISON MUTUAL FUNDS


Average Annual Total Return           Periods Ended 12/31/96
                                                            Since
                                     One    Three   Five  Inception
                                     Year   Years   Years (9/16/87)

  For 401(k) Retirement Plans
  And Reinvested Dividends         +3.51%  +5.33%  +5.97% +8.32%
  Purchased at Net Asset
  Value

  For Shares Purchased at
  Full 2% Sales Charge             +1.44%   +4.62%  +5.53% +8.08%


Gradison Government Income Fund is designed for investors seeking high current income from a portfolio of U. S. Government Securities. It is the Fund's current policy to invest only in those Government securities that are guaranteed as to principal and interest by the full faith and credit of the United States Government and repurchase agreements collateralized by full faith and credit obligations.

While one of the Fund's objectives is to produce monthly income, the Fund is managed with an emphasis on total return, that is, the combined effect of both income and principal value.

Although the securities in the Fund's portfolio are guaranteed as to principal and interest by the U. S. Government, the market value of its shares will fluctuate with changes in interest rates and market conditions. Mortgage backed securities in which the Fund invests are subject to prepayment risk.


 [Graphic: Value of $1,000 Since Inception]

      The Value of a $1,000 Investment made
       in the Fund at Inception

           9/16/87
           Inception
           Date

Graph: X axis shows years as indicated below with plot points as indicated below:

$1,500    With All Dividend and Capital Gain
          Distributions Reinvested

         1987              1,049.96
         1988              1,124.84
         1989              1,268.34
         1990              1,379.90
         1991              1,574.29
         1992              1,673.43
         1993              1,800.48
         1994              1,734.16
         1995              2,032.48
         1996              2,060.62


$1,000    With All Dividend and Capital Gain Distributions
          Paid Out
   1987           1,034.34
   1988           1,010.38
   1989           1,040.73
   1990           1,032.74
   1991           1,082.27
   1992           1,064.69
   1993           1,067.89
   1994             960.06
   1995           1,055.11
   1996           1,028.75


The performance quoted above does not include the effect of the maximum 2% sales charge which would reduce the performance shown. The performance quoted above represents past performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. Past performance does not ensure future results.


COMPOSITION AND WEIGHTED AVERAGE MATURITY

The portfolio composition and maturity     Pie Chart:  Cash 2%
of the Fund is as of December 31, 1996                 U. S. Treasuries 38%
and is subject to change.                              GNMA's 60%

                                                       December 31, 1996
                                                [Graphic: Photo of a Woman]

                                                [Graphic: Photo of a Man,
                                                 Woman and Young Girl


PORTFOLIO MANAGER PROFILES
[Graphic: Photo of Michael J. Link]
      Michael J. Link
      Senior Vice President/Portfolio Manager
      Gradison McDonald Asset Management

With more than 25 years of experience in investments with Gradison McDonald, Michael Link has carried the portfolio management responsibilities for the Government Income Fund since its inception in 1987. Mike also manages the fixed income portion of various individual client portfolios managed by Gradison McDonald Asset Management. A frequent seminar speaker and natural teacher, Mike earned his B.S. degree in Civil Engineering from Manhattan College and an M.S. degree in Applied Mechanics from Lehigh University.

C. Stephen Wesselkamper        [Graphic: Photo of Stephen Wesselkamper]
First Vice President
Gradison McDonald Asset Management

With more than 18 years financial analysis and portfolio management experience, the last 13 with Gradison, Stephen Wesselkamper carries primary responsibility for short term fixed income management on the Gradison McDonald Asset Management team. In addition to his responsibilities for the Government Income Fund, Steve is portfolio manager of Gradison McDonald U. S. Government Reserves money market fund. A magna cum laude graduate of the University of Cincinnati, Steve holds an MBA from Xavier University.

PROFILE OF GRADISON MUTUAL FUNDS

A prospectus for the Government Income fund or    International Fund
any other Gradison Mutual Fund may be obtained    Opportunity Value Fund
by calling 513/579-5700 or 800/869-5999.          Growth & Income Fund
The prospectus contains more complete             Established Value Fund
information.  Read it carefully before            Ohio Tax-Free Income Fund
you invest.                                       Government Income Fund
                                                  Money Market Funds

McDonald & Company Securities, Inc. - Distributor

GMFS 1029 - GIF 12/96
Graphic:  Gradison Logo

                GRADISON MUTUAL FUNDS

PORTFOLIO OF INVESTEMENTS  DECEMBER 31,1996

     PAR                                                                 COUPON
    AMOUNT                MORTGAGE-BACKED SECURITIES - 60.75%             RATE           MATURITY            VALUE

  $10,581,043   Government National Mortgage Association                  6.50%      11/15/08-5/15/09    $  10,438,860
      724,688   Government National Mortgage Association                  6.55           11/15/13              700,456
   20,000,871   Government National Mortgage Association                  7.00        4/15/23-9/15/23       19,563,352
   21,178,452   Government National Mortgage Association                  7.50        4/15/23-3/15/24       21,185,071
   20,989,906   Government National Mortgage Association                  8.00        7/15/02-7/15/26       21,504,328
    3,768,815   Government National Mortgage Association                  8.25            6/15/35            3,874,813
    8,491,255   Government National Mortgage Association                  8.50       4/15/21-11/15/22        8,799,063
    2,620,657   Government National Mortgage Association                  8.75            4/15/22            2,738,177
    2,072,460   Government National Mortgage Association                  9.00        1/15/20-8/15/21        2,183,207
    3,286,489   Government National Mortgage Association                  9.50       10/15/02-6/15/21        3,536,946
    2,983,780   Government National Mortgage Association                 10.00        5/15/12-6/15/21        3,282,158
                                                                                                          ------------
                Total Mortgage-Backed Securities
                     (Cost $99,040,668)                                                                     97,806,431
                                                                                                          ------------

-------------------------------------------------------------------------------

                        U.S. TREASURY OBLIGATIONS - 38.16%

   10,000,000   U.S. Treasury Bond                                        5.88           11/15/05            9,643,750
   20,000,000   U.S. Treasury Note                                        6.25            2/15/03           19,981,250
   10,000,000   U.S. Treasury Note                                        6.38            1/15/00           10,096,875
   10,000,000   U.S. Treasury Bond                                        7.63            2/15/07           10,487,500
   10,000,000   U.S. Treasury Bond                                        8.75           11/15/08           11,225,000
                                                                                                          ------------
                Total U.S. Treasury Obligations
                 (Cost $62,545,313)                                                                         61,434,375
                                                                                                          ------------

-------------------------------------------------------------------------------

     FACE                                                               INTEREST
    AMOUNT                   REPURCHASE AGREEMENT - 1.09%               RATE (1)

    1,755,000   Fuji Securities, dated 12/31/96, collateral:
                U.S. Treasury Note, 8%; due 8/15/99
                with a market value of $1,787,573
                (repurchase proceeds: $1,755,629)

                (Cost $1,755,000)                                         6.54            1/2/97             1,755,000
                                                                                                          ------------

                TOTAL INVESTMENTS, at value (Note 1)
                  (Cost $163,340,981) - 100%                                                              $160,995,806
                                                                                                          ============

-------------------------------------------------------------------------------
  (1) For repurchase agreements, the rate shown reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                    December 31, 1996
ASSETS
     Investments in securities, at value (Note 1) (Cost $163,340,981)                                   $160,995,806
     Receivable for Fund shares sold                                                                         393,094
     Interest receivable                                                                                   1,866,683
     Prepaid expenses and other assets                                                                        12,858
                                                                                                        ------------
        TOTAL ASSETS                                                                                     163,268,441

                                                                                                        ------------
LIABILITIES
     Payable for Fund shares redeemed                                                                        260,985
     Accrued investment advisory fee (Note 2)                                                                 67,259
     Other accrued expenses payable to adviser (Note 2)                                                       41,690
     Other accrued expenses and liabilities                                                                   24,664
                                                                                                        ------------
        TOTAL LIABILITIES                                                                                    394,598
                                                                                                        ------------
NET ASSETS                                                                                              $162,873,843
                                                                                                        ============
  Net assets consist of:
     Aggregate paid-in capital                                                                          $171,212,390
     Distributions in excess of net investment income (Note 1)                                               (59,323)
     Accumulated net realized loss                                                                        (5,934,049)
     Net unrealized depreciation of investments                                                           (2,345,175)
                                                                                                        ------------
  Net Assets                                                                                            $162,873,843
                                                                                                        ============
  Shares of capital stock outstanding
     (no par value - unlimited number of shares authorized)                                               12,640,897
                                                                                                        ============
  Net asset value and redemption price per share (Note 1)                                                     $12.88
                                                                                                        ============
  Maximum offering price per share (Note 1)                                                                   $13.14
                                                                                                        ============

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
                                                                            YEAR ENDED
                                                                       DECEMBER 31, 1996

INTEREST INCOME                                                                      $11,993,991
EXPENSES:
     Investment advisory fee (Note 2)                         $   866,440
     Distribution (Note 2)                                        427,632
     Personnel costs (Note 2)                                      59,036
     Data Processing fee (Note 2)                                  45,119
     Professional fees                                             34,774
     Trustees' fees (Note 2)                                       22,612
     Registration fees                                             21,072
     Custodian fees                                                19,416
     Postage and mailing                                           16,221
     Printing                                                      14,640
     ICI dues                                                       9,077
     Other                                                         15,522
                                                                ---------

          Total expenses                                                               1,551,561
                                                                                      ----------
  NET INVESTMENT INCOME                                                               10,442,430
  NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized loss on investments                            (768,575)
     Net realized gain on written call options                    232,031
     Net change in unrealized depreciation of investments      (4,448,606)
                                                               ----------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                     (4,985,150)
                                                                                      ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ 5,457,280
                                                                                     ===========

                See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                                      1996                  1995
FROM OPERATIONS:
  Net investment income                                                           $  10,442,430         $  11,374,446
  Net realized loss on investments                                                     (536,544)           (3,220,413)
  Net change in unrealized appreciation/depreciation of investments                  (4,448,606)           21,179,573
                                                                                   ------------          ------------
     Net increase in net assets resulting from operations                             5,457,280            29,333,606
                                                                                   ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                             (10,293,237)          (11,374,395)
  Paid-in capital (Note 1)                                                                    -              (495,716)
                                                                                   ------------          ------------
     Decrease in net assets from distributions to shareholders                      (10,293,237)          (11,870,111)
                                                                                   ------------          ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                                                          28,763,172            32,626,195
  Net asset value of shares issued as distributions                                   8,597,718             9,872,425
  Payments for Fund shares redeemed                                                 (55,084,613)          (58,557,288)
                                                                                   ------------          ------------
     Net decrease in net assets from Fund share transactions                        (17,723,723)          (16,058,668)
                                                                                   ------------          ------------
  TOTAL (DECREASE) INCREASE IN NET ASSETS                                           (22,559,680)            1,404,827
NET ASSETS:


  Beginning of year                                                                 185,433,523           184,028,696
                                                                                   ------------          ------------
  End of year (including distributions in excess of net investment
     income of  $59,323 and $208,516, respectively) (Note 1)                       $162,873,843          $185,433,523
                                                                                   ============          ============
NUMBER OF FUND SHARES:
  Sold                                                                                2,230,737             2,562,741
  Issued as distributions to shareholders                                               670,451               774,962
  Redeemed                                                                           (4,293,141)           (4,618,139)
                                                                                   ------------          ------------
     Net decrease in shares outstanding                                              (1,391,953)           (1,280,436)
  Outstanding at beginning of year                                                   14,032,850            15,313,286
                                                                                   ------------          ------------
  Outstanding at end of year                                                         12,640,897            14,032,850
                                                                                   ============          ============



See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS  DECEMBER 31, 1996

  Note 1 - Significant Accounting Policies

  Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison Government Income Fund (The "Fund"). The Fund's investment objective is to seek high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION - Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

  Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of December 31, 1996.

  OPTION ACCOUNTING PRINCIPLES - When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and liability related to such option will be extinguished.

  The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

  NOTES TO FINANCIAL STATEMENTS  DECEMBER 31, 1996


  SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS - When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

  The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At December 31, 1996, the Fund had not committed to the purchase of any when-issued of delayed delivery securities.

  TAXES - It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

  In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

  The tax basis of investments is substantially equal to the cost as shown on the Statement of Assets and Liabilities.

  For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1996 was $1,380,038 and $3,725,213, respectively.

  As of December 31, 1996, the Fund had a capital loss carryforward for Federal income tax purposes of approximately $5,890,000 which may be utilized to offset future net realized capital gains through December 31, 2004 prior to distributing such gains to shareholders.

  FUND SHARE VALUATION - The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus 2.04% of net asset value (or 2% of the offering price). The offering price per share is reduced on sales of $100,000 or more. The redemption price per share is equal to the net asset value per share.

  DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually.

  Note 2 - TRANSACTIONS WITH AFFILIATES

  The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald & Company Securities, Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

  Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In

  NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996


  addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

  Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

  In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays Gradison a distribution service fee at an annual rate of .25% of average daily net assets.

  During the year ended December 31, 1996, Gradison received sales charges aggregating $110,078 on sales of shares of the Fund.

  The officers of the Trust are also officers of McDonald & Company Securities, Inc.

  Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

  Note 3 - Summary of Securities Transactions

===============================================================================


  For the year ended December 31, 1996, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $23,844,705 and $22,415,852, respectively. Transactions in written options on U.S. Treasury Notes and Bonds were as follows:

                                         NO. OF CONTRACTS         PREMIUM

  Outstanding at December 31, 1995                   0             $      0
  Written                                        4,500              302,344
  Closed                                        (1,500)            (113,281)
  Exercised                                     (1,000)             (65,625)
  Expired                                       (2,000)            (123,438)
                                               -------             --------
  Outstanding at December 31, 1996                   0             $      0
                                               =======             ========

                    [LOGO - LETTERHEAD - ARTHUR ANDERSEN]


   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

   To the Shareholders and Board of Trustees of the Gradison Government Income Fund of the Gradison Custodian Trust:

   We have audited the accompanying statement of assets and liabilities of the Gradison Government Income Fund of the Gradison Custodian Trust (an Ohio business trust), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Government Income Fund of the Gradison Custodian Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the five years then ended, in conformity with generally accepted accounting principles.


   Cincinnati, Ohio,
   January 31, 1997

                                                        /s/ Arthur Andersen LLP

                                     PART C
                               OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

  (a)(1)       Financial Statements (included in Prospectus)

               Selected Per Share Data and Ratios

  (a)(2)       Financial Statements (included in Statement of Additional
Information)

        Portfolio of Investments at December 31, 1996
        Statement of Assets and Liabilities at December 31, l996
        Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the two years ended
         December 31, 1995 and December 31, l996
        Notes to Financial Statements
        Report of Independent Public Accountants

  (b)   Exhibits
         ( 1)(a)    Registrant's Declaration of Trust, as amended.**
             (b)    Amendment dated October 4, 1991 to Registrant's
                     Declaration of Trust (Amending Paragraph 2.6).****
         ( 2)(a)    Registrant's By-Laws.*
             (b)    Amendment to Registrant's By-Laws dated July 16, 1991
                    (Amending Section 3.1).****
         ( 3)       None.
         ( 4)       None.
         ( 5)       Investment Advisory Agreement dated October 4, 1991.****
         ( 6)(a)    Master Distribution Agreement dated October 4, 1991.****
             (b)    Form of Dealer's Agreement.*
         ( 7)       None.
         ( 8)       Custodian Agreement.**
         ( 9)(a)    Data Processing Services Agreement.**
             (b)    Amendment to Data Processing Agreement.***
         (10)       Opinion of Counsel is filed yearly with Registrant's
                     Rule 24f-2 Notice.
         (11)       Consent of Arthur Andersen LLP (included herein).
         (12)       None.
         (13)       None
         (14)       Documents used in establishment of individual retirement
                     accounts in conjunction with shares of Registrant.**
         (15)       Distribution Expense Plan.*
         (15)(a)    Amendments to Distribution Expense Plan and Master
                     Distribution Agreement. +
         (16)(a)    Schedule of Yield and Total Return Computations.****
         (16)(b)    Powers of Attorney of Bradley E. Turner, Daniel J.
                     Castellini, Richard Rankin, Theodore Emmerich, Jerome Schnee, Donald Weston, Michael Link, Patricia
                     Jamieson. ++


* Incorporated by reference to Exhibits 2, 6b, and 15 to Registrant's Form N-1A Registration Statement No. 33-14949 previously filed with the Securities and Exchange Commission on June 10, 1987.

**   Incorporated by reference to Exhibits 1, 8, 9(a), 13, and 14 to
Registrant's Form N-1A Registration Statement No. 33-14949 previously filed with the Securities and Exchange Commission on September 9, 1987.

*** Incorporated by reference to Exhibit 9 to Registrant's Form N-1A Registration Statement No. 33-14949 previously filed with the Securities and Exchange Commission on April 26, 1990

**** Incorporated by reference to Exhibits 2(b), 5, and 6 to Registrant's Form N-1A Registration Statement No. 33-14949 previously filed with the Securities and Exchange Commission on February 28, 1992

+    Incorporated by reference to Exhibit 15(a) to Registrant's Form
N-1A Registration Statement No. 33-14949 previously filed with the Securities and Exchange Commission on April 29, l994.

++   Incorporated by reference to Exhibit 16(b) to Registrant's Form
N-1A Registration Statement No. 33-14949 previously filed with the Securities and Exchange Commission on April 29, l996.


Item 26.       Number of Holders of Securities

                                               Number of Record Holders
            Title of Class                       as of March 31, l997

 Shares of beneficial interest, without
 par value, of the Registrant                           4,744

Item 28.       Business and Other Connections of Investment Adviser

Reference is made to the captions "Management of the Trust" on page 10 of the Prospectus that is Part A of this Registration Statement and "Trustees and Officers of the Trust" on page 17 of the Statement of Additional Information that is Part B of this Registration Statement and to Item 29(b) of this Part C of the Registration Statement.


Item 29.       Principal Underwriters

  (a) The principal underwriter of the Registrant is McDonald & Company Securities, Inc., which also serves as the principal underwriter and investment adviser for Gradison-McDonald Cash Reserves Trust, Gradison Growth Trust, and Gradison-McDonald Municipal Custodian Trust.

  (b) Information pertaining to its directors and officers is contained in the following table.

                                                                             Positions
                            Positions                 Business               with
Name                        With Underwriter          Address                Registrant
----                        ----------------          --------               ----------
Daniel F. Austin            Vice Chairman             800 Superior Avenue         None
                            Director                  Cleveland, OH  44114

Jack N. Aydin               Managing Director         One Evertrust Plaza         None
                            Director                  Jersey City, NJ  07302

Eugene H. Bosart,           Senior Managing           260 East Brown Street       None
III                         Director, Director        Birmingham, MI  48009

Thomas G. Clevidence        Senior Managing           800 Superior Avenue         None
                            Director, Director        Cleveland, OH  44114

Robert T. Clutterbuck       Director, President,      800 Superior Avenue         None
                            Chief Operating           Cleveland, OH  44114
                            Officer

Dennis J. Donnelly          Senior Managing           800 Superior Avenue         None
                            Director, Director        Cleveland, OH 44114

David W. Ellis, III         Director, Managing        580 Walnut Street           None
                            Director                  Cincinnati, OH  45202
                            (Gradison Division)

Patricia J. Jamieson        Treasurer, Secretary      800 Superior Avenue       Treasurer
                            Managing Director         Cleveland, OH  44114
                            Chief Financial
                            Officer

David W. Knall              Senior Managing           One American Square         None
                            Director, Director        Indianapolis, IN  46282

Thomas McDonald             Managing Director         800 Superior Avenue         None
                            Director                  Cleveland, OH  44114

John F. O'Brien             Senior Managing           800 Superior Avenue         None
                            Director, Director        Cleveland, OH  44114

Lawrence T. Oakar           Director and              800 Superior Avenue         None
                            Managing Director         Cleveland, OH  44114

James C. Redinger           Senior Managing           800 Superior Avenue         None
                            Director, Director        Cleveland, OH  44114

William B. Summers,
 Jr.                        Director, Chairman        800 Superior Avenue         None
                            and Chief Executive       Cleveland, OH  44114
                            Officer

David D. Sutcliffe          Managing Director         800 Superior Avenue         None
                            Director                  Cleveland, OH 44114

Bradley E. Turner           Senior Managing           580 Walnut Street
                            Director, Director        Cincinnati, Ohio 45202  President

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31(a) thereunder are maintained at the offices of the Registrant, 580 Walnut Street, Cincinnati, Ohio 45202, except as indicated below opposite the applicable reference to the aforesaid Rules.

   Rule                                  In Possession of:
   ----
31a-1(b)(1), 31a-1(b)(2)(i)(a)-(f),      Star Bank, N.A., Star Bank Center,
31a-1(b)(2)(ii), 31a-1(b)(5) and         Cincinnati, Ohio 45202.
31a-1(b)(8)


Item 31.     MANAGEMENT SERVICES

Not applicable.


Item 32.     UNDERTAKINGS


The Registrant hereby undertakes to provide, without cost, a copy of its most recent annual report upon request.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 24th day of April, l997.

     Registrant hereby certifies that this Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485.


GRADISON CUSTODIAN TRUST

By  /s/ BRADLEY E. TURNER*
    --------------------------------
        Bradley E. Turner, President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                           Title

*DONALD E. WESTON       Chairman of the Board              April 24, l997
                        (Principal Executive Officer)

*BRADLEY E. TURNER      President                               "

*PATRICIA JAMIESON      Secretary and Treasurer                 "
                        (Principal Financial
                         and Accounting Officer)

*DANIEL J. CASTELLINI    Trustee                                "

*RICHARD A. RANKIN       Trustee                                "

*JEROME E. SCHNEE        Trustee                                "

*THEODORE H. EMMERICH    Trustee                                "


*By /s/ RICHARD M. WACHTERMAN
    --------------------------------------------
        Richard M. Wachterman,  Attorney-in-fact

                 Exhibit List

Exhibit Number   Description

11               Consent of Arthur Andersen LLP